<SEQUENCE>8
<FILENAME>exh10-1spinoffagree.txt



                                                                       Exhibit 2



                     SUBSIDIARY SPINOFF DISTRIBUTION AGREEMENT
                                  BY AND AMONG
                   PUROIL TECHNOLOGY INC., AN OREGON CORPORATION,
                                      AND
                    EMISSION CONTROL INC., A NEVADA CORPORATION,
                               AS OF JANUARY 6, 2004

     THIS SUBSIDIARY DISTRIBUTION AGREEMENT is made and entered into in duplicate as of January 6, 2004 (this "Agreement"), by and between PUROIL TECHNOLOGY INC., an Oregon corporation (the "Parent"), and EMISSION CONTROL INC., a Nevada corporation (the "Subsidiary").

                                    RECITALS:

A. The Board of Directors of the Parent and the Board of Directors of the Subsidiary have determined that it is appropriate and desirable for the Parent to spin off the Subsidiary into a publicly traded corporation by distributing to the holders of the issued and outstanding shares of common stock, par value $.001 per share, of the Parent certain issued and outstanding shares of common stock, par value $.001 per share, of the Subsidiary in accordance with the provisions of Article II of this Agreement (the "Distribution").

B. The parties to this Agreement have determined that it is necessary and desirable to specify the principal corporate transactions required to effect the Distribution and to specify other agreements that will relate to and govern certain other matters prior to and following Distribution.

NOW, THEREFORE, IN CONSIDERATION OF THE RECITALS SPECIFIED ABOVE THAT SHALL BE DEEMED TO BE A SUBSTANTIVE PART OF THIS AGREEMENT, AND THE MUTUAL COVENANTS, PROMISES, UNDERTAKINGS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, WITH THE INTENT TO BE OBLIGATED LEGALLY AND EQUITABLY, THE PARTIES DO HEREBY COVENANT, PROMISE, AGREE, REPRESENT AND WARRANT AS FOLLOWS:

                                    ARTICLE I

                                   DEFINITIONS

As used in this Agreement, in addition to terms defined elsewhere in this Agreement, the terms specified below in this Article I shall have the definitions and meanings specified immediately after those terms, unless a different and common meaning of the term is clearly indicated by the context, and variants and derivatives of the following terms shall have correlative meanings. To the extent that certain of the definitions and meanings specified below suggest, indicate, or express agreements between or among parties to this Agreement, or specify representations or warranties or covenants of a party, the parties to this Agreement agree to the same, by execution of this Agreement. The parties to this Agreement agree that agreements, representations, warranties, and covenants expressed in any part or provision of this Agreement shall, for all purposes of this Agreement, be treated in the same manner as other such agreements, representations, warranties, and covenants specified elsewhere in this Agreement, and the article or section of this Agreement within which such an agreement, representation, warranty, or covenant is specified shall have no separate meaning or effect on the same.

1.1  Action.  Any  demand,  action,  suit,  arbitration,   inquiry,  action,  or
- ------------
investigation by or before any federal, state, local, foreign, or international Governmental Authority or any arbitration or mediation tribunal.

1.2 Affiliate.  With respect to any specified Person, a Person that directly, or
- --------------
indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

1.3 Agent.  The  distribution  agent  appointed by the Parent to distribute  the
- ----------
shares of the Subsidiary's Common Stock pursuant to the Distribution.

1.4 Agreement.  This Subsidiary Spinoff Distribution Agreement, including all of
- --------------
its schedules and exhibits, if any, and all other documents specifically referred to in this Agreement that have been or are to be delivered by a party to this Agreement to another such party in connection with the Distribution or this Agreement, and including all duly adopted amendments, modifications, and supplements to or of this Agreement and such schedules, exhibits, and other documents.

1.5 Audited Financial Statements. The balance sheet, income statement, statement
- --------------------------------
of stockholders' equity, and statement of cash flows or, in each instance, equivalent statements of the Subsidiary, as commonly provided to shareholders, as of March 31, 2003, as reported on by the Auditors.

1.6 Auditors.  Independent certified public accountants currently being retained
- -------------
by the Subsidiary for the purpose of auditing financial statements of the Subsidiary.

1.7  Business  Day.  Any day other than a  Saturday,  a Sunday or a day on which
- -------------------
banking institutions located in the State of Nevada are authorized or obligated by law or executive order to close.

1.8 Code.  The  Internal  Revenue  Code of 1986,  as amended,  or any  successor
- ---------
legislation and the regulations promulgated pursuant thereto.

1.9  Distribution.  The  distribution  to holders of shares of the Parent Common
- ------------------
Stock to be effected pursuant to Article II of this Agreement, on a pro rata basis, of the Subsidiary Common Stock determined by the shares of the Parent Common Stock held of record as of the Record Date.

1.10 Distribution  Date. The date, to be determined by the Board of Directors of
- ------------------------
the Parent and the Board of Directors of the Subsidiary, or such committee's of those Boards of Directors as shall be duly authorized and designated by those Boards of Directors, as of which the Distribution shall be effected.

1.11 Exchange  Act. The  Securities  Exchange Act of 1934, as amended,  together
- -------------------
with the rules and regulations promulgated pursuant thereto.

1.12 Foreign  Exchange  Rate.  With  respect to any  currency  other than United
- -----------------------------
States Dollars as of any date, the average of the bid and asked rates at 9:00 a.m., Pacific Time, on such date at which such currency may be exchanged for United States Dollars as quoted by the Wall Street Journal.

1.13 GAAP. Generally accepted accounting principles, as in effect on the date of
- ----------
any statement, report or determination that purports to be, or is required to be, prepared or made in accordance with GAAP. All references in this Agreement to financial statements prepared in accordance with GAAP shall be defined and mean in accordance with GAAP consistently applied throughout the periods to which reference is made.

1.14 Governmental Authority. Any federal, state, local, foreign or international
- ----------------------------
court, government, department, commission, board, bureau, agency, stock exchange, securities quotation service, or other regulatory, administrative or governmental authority.

1.15  Indemnifying  Party.  A Person who or which is obligated  pursuant to this
- --------------------------
Agreement to provide indemnification.

1.16  Indemnitee.  A  Person  who  may  seek  indemnification  pursuant  to this
- -----------------
Agreement.

1.17 Indemnity Payment.  An amount that an Indemnifying Party is required to pay
- -----------------------
to an Indemnitee pursuant to Article V of this Agreement.

1.18 IRS. The Internal Revenue Service.
- ---------

1.19 Parent. Puroil Technology Inc., an Oregon corporation, as defined in the
- ------------
preamble of this Agreement.

1.20 Parent Common Stock.  The common stock,  par value $.001 per share,  of the
- -------------------------
Parent.

1.21  Parent  Liabilities.  At any  point in time  ("Determination  Time"),  the
- --------------------------
obligations of a person, whether known or unknown, contingent or absolute, recorded on such person's books or not, arising or resulting in any way from facts, events, agreements, obligations or occurrences that existed or transpired at a prior point in time, or resulted from the passage of time to the Determination Time, but not including obligations accruing or payable after the Determination Time to the extent (but only to the extent) that such obligations
(i) result from previously existing agreements for services, benefits, or other considerations, and (ii) accrue or become payable with respect to services, benefits, or other considerations received by the person after the Determination Time.

1.22 Person. Any individual,  company, sole proprietorship,  corporation,  joint
- ------------
venture, association, joint stock company, fraternal order, cooperative, league, club, society, organization, trust, estate, governmental agency, political subdivision or authority, firm, municipality, congregation, partnership, or other form of entity, whether active or passive.

1.23 Record Date.  The date  determined  by the Board of Directors of the Parent
- -----------------
and the Board of Directors of the Subsidiary, or such committee of those Boards of Directors and the Board of Directors as shall be authorized and designated by those Boards of Directors, as the record date for determining stockholders of the Parent entitled to receive the Distribution.

1.24  References to Times.  All references in this Agreement to times of the day
- --------------------------
shall be to Pacific time, except as otherwise specifically provided in this Agreement.

1.25 Registration  Statement.  The registration statement on Form SB-2 to effect
- -----------------------------
the registration of the Subsidiary Common Stock pursuant to the Securities Act.

1.26 Representative. With respect to any Person, any of such Person's directors,
- --------------------
officers, employees, agents, consultants, advisors, accountants, partners, managers, attorneys and representatives.

1.27 SEC. The Securities and Exchange Commission.
- ---------

1.28 Securities  Act. The Securities Act of 1933, as amended,  together with the
- ---------------------
rules and regulations promulgated pursuant thereto.

1.29 Subsidiary. EMISSION CONTROL INC., a Nevada corporation, as defined in
- ----------------
the preamble of this Agreement.

1.30 Subsidiary Balance Sheet. The audited balance sheet of the Subsidiary as of
- ------------------------------
March 31, 2003, and the notes thereto.

1.31  Subsidiary  Business.  All  businesses  and  operations of the  Subsidiary
- ---------------------------
conducted by the Subsidiary.

1.32 Subsidiary  Common Stock.  The common stock,  par value $.001 per share, of
- ------------------------------
the Subsidiary.

1.33 Subsidiary  Liabilities.  At any point in time ("Determination  Time"), the
- -----------------------------
obligations of a person, whether known or unknown, contingent or absolute, recorded on such person's books or not, arising or resulting in any way from facts, events, agreements, obligations or occurrences that existed or transpired at a prior point in time, or resulted from the passage of time to the Determination Time, but not including obligations accruing or payable after the Determination Time to the extent (but only to the extent) that such obligations
(i) result from previously existing agreements for services, benefits, or other considerations, and (ii) accrue or become payable with respect to services, benefits, or other considerations received by the person after the Determination Time.

1.34 Third Party. A Person who is not a party to this Agreement.
- -----------------

1.35 Third Party Claim. Any claim,  suit,  arbitration,  inquiry,  proceeding or
- -----------------------
investigation by or before any court, any governmental or other regulatory or administrative agency or commission or any arbitration tribunal asserted by a Third Party.


                                   ARTICLE II
                                  DISTRIBUTION

2.1 Record Date and Distribution  Date. Subject to the satisfaction or waiver of
- ---------------------------------------
the conditions specified in this Agreement, the Board of Directors of the Parent and the Board of Directors of the Subsidiary, or such committees of those Boards of Directors as shall be authorized and designated by those Boards of Directors, shall establish the Record Date and the Distribution Date and any appropriate procedures in connection with the Distribution.

2.2 The Agent.  Prior to the  Distribution  Date,  the Parent and the Subsidiary
- --------------
shall enter into an agreement with the Agent providing for, among other things, the distribution to the holders of Parent Common Stock of the appropriate shares of the Subsidiary in accordance with this Article II.

2.3  Delivery  of  Share  Certificates  to  the  Agent.  Prior  to or as of  the
- -------------------------------------------------------
Distribution Date, the Parent shall deliver to the Agent the share certificate representing the issued and outstanding shares of Subsidiary Common Stock to be distributed in connection with the Distribution. After the Distribution Date, upon the request of the Agent, the Subsidiary shall provide all certificates for shares of Subsidiary Common Stock or other evidence of ownership that the Agent shall require in order to effect the Distribution.

2.4 Distribution. Except as otherwise contemplated by this Agreement, the Parent
- -----------------
and the Subsidiary shall instruct the Agent to distribute, as of the Distribution Date, shares of Subsidiary Common Stock, on a pro rata basis, determined by the shares of the Parent Common Stock held by holders of record of the Parent Common Stock on the Record Date. All shares of the Subsidiary Common Stock issued in the Distribution shall be duly authorized, validly issued, fully paid and nonassessable and the holders thereof will not be entitled to preemptive rights. As soon as practicable after the Distribution Date certificates for shares of the Subsidiary Common Stock will be mailed by the Agent to such holders of record as of the Record Date.

2.5  Fractional  Shares.  No  certificates  or  scrip  representing   fractional
- ------------------------
interests in a share of Subsidiary Common Stock will be issued. Instead, the Agent, will, as soon as practicable after the Distribution Date, determine the number of whole shares and fractional shares of the Subsidiary Common Stock allocable to each holder of record of the Parent Common Stock as of the Record Date, and to cause to be distributed to each such holder, in lieu of any fractional share, one additional share of the Subsidiary Common Stock.


                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE PARENT


The Parent hereby represents and warrants to the Subsidiary the following:

3.1 Organization And Qualification.  The Parent is a corporation duly organized,
- -----------------------------------
validly existing, and in good standing pursuant to the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to conduct its business as that business is now being conducted. The Parent is duly qualified as a foreign corporation to do business, and in good standing, in each jurisdiction where the character of the properties owned or leased by it, or the nature of its activities, is such that qualification as a foreign corporation in that jurisdiction is required by law.

3.2 Authority Relative to This Agreement. The Parent has the requisite corporate
- -----------------------------------------
power and authority to enter into this Agreement and to carry out its obligations created by this Agreement. The execution and delivery of this Agreement and the consummation of the Distribution have been duly authorized and approved by the requisite corporate authority of the Parent and no other corporate proceedings on the part of the Parent are necessary to approve and adopt this Agreement or to approve the consummation of the Distribution. This Agreement has been duly and validly executed and delivered by the Parent and constitutes a valid and binding obligation of the Parent, enforceable in accordance with its terms.

3.3 Absence of Breach; No Consents. The execution,  delivery, and performance of
- -----------------------------------
this Agreement, and the performance by the Parent of its obligations created by this Agreement, do not (i) conflict with or result in a breach of any of the provisions of the Certificate of Incorporation (or similar charter document) or Bylaws (or similar governing document) of the Parent; (ii) contravene any law, ordinance, rule, or regulation of any state or political subdivision of either or of the United States or of any applicable foreign jurisdiction, or contravene any order, writ, judgment, injunction, decree, determination, or award of any court or other authority having jurisdiction, or cause the suspension or revocation of any authorization, consent, approval, or license, presently in effect, which affects or obligates the Parent or any of its material properties, except in any event when such contravention will not have a material adverse effect on the business, condition (financial or otherwise), operations or prospects of the Parent, and will not have a material adverse effect on the validity of this Agreement or on the validity of the consummation the Distribution; (iii) conflict with or result in a material breach of or default pursuant to any material indenture or loan or credit agreement or any other material agreement or instrument to which the Parent is a party or by which the Parent may be affected or obligated; (iv) require the authorization, consent, approval, or license of any third party; or (v) constitute any reason for the loss or suspension of any permits, licenses, or other authorizations used in the business of the Parent.

3.4  Brokers.  No  broker,  finder,  or  investment  banker is  entitled  to any
- -------------
brokerage, finder's, or other fee or commission in connection with this Agreement or the Distribution or any related transaction based upon any agreements, written or oral, made by or on behalf of the Parent. The Parent does not have any obligation to pay finder's or broker's fees or commissions in connection with the exercise of options to renew or extend real estate leases to which the Parent is a party.

3.5 Full Disclosure. The documents,  certificates,  and other writings furnished
- --------------------
or to be furnished by or on behalf of the Parent to the Subsidiary pursuant to this Agreement, taken together in the aggregate, do not and will not contain any untrue statement of a material fact, or omit to specify any material fact necessary to make the statements made, considering the circumstances pursuant to which they are made, not misleading.

3.6 Parent's  Ownership  Representations.  The Parent represents and warrants to
- -----------------------------------------
the Subsidiary that the Parent owns the shares of the Subsidiary Common Stock free and clear of any and all liens, claims, encumbrances, and rights of Third Parties.

                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE SUBSIDIARY


The Subsidiary hereby represents and warrants to the Parent the following:

4.1  Organization  And  Qualification.  The  Subsidiary  is a  corporation  duly
- --------------------------------------
organized, validly existing, and in good standing pursuant to the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to conduct its business as that business is now being conducted. The Subsidiary is duly qualified as a foreign corporation to do business, and in good standing, in each jurisdiction where the character of the properties owned or leased by it, or the nature of its activities, is such that qualification as a foreign corporation in that jurisdiction is required by law.

4.2  Authority  Relative to This  Agreement.  The  Subsidiary  has the requisite
- --------------------------------------------
corporate power and authority to enter into this Agreement and to carry out its obligations created by this Agreement. The execution and delivery of this Agreement and the consummation of the Transaction have been duly authorized and approved by the requisite corporate authority of the Subsidiary and no other corporate proceedings on the part of the Subsidiary are necessary to approve and adopt this Agreement or to approve the consummation of the Transaction. This Agreement has been duly and validly executed and delivered by the Subsidiary and constitutes a valid and binding obligation of the Subsidiary, enforceable in accordance with its terms.

4.3 Absence of Breach; No Consents. The execution,  delivery, and performance of
- -----------------------------------
this Agreement, and the performance by the Subsidiary of its obligations created by this Agreement, do not (i) conflict with or result in a breach of any of the provisions of the Articles of Incorporation (or similar charter document) or Bylaws (or similar governing document) of the Subsidiary; (ii) contravene any law, ordinance, rule, or regulation of any state or political subdivision of either or of the United States or of any applicable foreign jurisdiction, or contravene any order, writ, judgment, injunction, decree, determination, or award of any court or other authority having jurisdiction, or cause the suspension or revocation of any authorization, consent, approval, or license, presently in effect, which affects or obligates the Subsidiary or any of its material properties, except in any event when such contravention will not have a material adverse effect on the business, condition (financial or otherwise), operations or prospects of the Subsidiary, and will not have a material adverse effect on the validity of this Agreement or on the validity of the consummation the Distribution; (iii) conflict with or result in a material breach of or default pursuant to any material indenture or loan or credit agreement or any other material agreement or instrument to which the Subsidiary is a party or by which the Subsidiary may be affected or obligated; (iv) require the authorization, consent, approval, or license of any third party; or (v) constitute any reason for the loss or suspension of any permits, licenses, or other authorizations used in the business of the Subsidiary.

4.4  Brokers.  No  broker,  finder,  or  investment  banker is  entitled  to any
- -------------
brokerage, finder's, or other fee or commission in connection with this Agreement or the Distribution or any related transaction based upon any agreements, written or oral, made by or on behalf of the Subsidiary. The Subsidiary does not have any obligation to pay finder's or broker's fees or commissions in connection with the exercise of options to renew or extend real estate leases to which the Subsidiary is a party.

                                    ARTICLE V

                                 INDEMNIFICATION

5.1 Indemnification.  (a) From and after the Distribution Date, the Parent shall
- --------------------
retain or assume, as the case may be, and shall indemnify, defend and hold harmless of the Subsidiary, and each of its Representatives and Affiliates, from and against, all Parent Liabilities.

     (b) From and after the Distribution Date, the Subsidiary shall retain or assume, as the case may be, and shall indemnify, defend and hold harmless the Parent and each of its Representatives and Affiliates, from and against, all Subsidiary Liabilities.

     (c) If any Indemnity Payment required to be made hereunder is denominated in a currency other than United States Dollars, the amount of such payment, at the election of the Indemnifying Party, may be reimbursed in local currency or shall be translated into United States Dollars using the Foreign Exchange Rate for such currency determined in accordance with the following:

5.2 Procedure for Indemnification.  (a) If any Indemnitee receives notice of the
- ----------------------------------
assertion of any Third Party Claim with respect to which an Indemnifying Party is obligated pursuant to this Agreement to provide indemnification, such Indemnitee shall give such Indemnifying Party notice thereof promptly after becoming aware of such Third Party Claim; provided, however, that the failure of any Indemnitee to give notice as provided in this Section 5.2 shall not relieve any Indemnifying Party of its obligations pursuant to this Article V, except to the extent that such Indemnifying Party is actually prejudiced by such failure to give notice. Such notice shall describe such Third Party Claim in reasonable detail and, if practicable, shall indicate the estimated amount of the Indemnifiable Loss that has been or may be sustained by such Indemnitee.

     (b) An Indemnifying Party, at such Indemnifying Party's own expense and through counsel chosen by such Indemnifying Party (which counsel shall be reasonably satisfactory to the Indemnitee), may elect to defend any Third Party Claim. If an Indemnifying Party elects to defend a Third Party Claim, then, within 15 Business Days after receiving notice of such Third Party Claim or sooner (but in no event less than 5 Business Days) if the nature of such Third Party Claim so requires), such Indemnifying Party shall notify the Indemnitee of its intent to do so. Such Indemnitee shall thereupon use reasonable efforts to make available to such Indemnifying Party, at such Indemnifying Party's expense, such assistance in support of the prosecution or defense of such litigation as the Indemnifying Party may reasonably request, including without limitation, the right to assert in the name of the Indemnitee such rights, claims, counterclaims or defenses that such Indemnitee would be or would have been permitted to assert in such litigation or in the prosecution of a claim or counterclaim against a Third Party or in defense against such Third Party Claim had the Distribution not occurred. Such Indemnifying Party shall pay such Indemnitee's reasonable out-of-pocket expenses incurred in connection with such cooperation. Except as specified in this Agreement, after notice from an Indemnifying Party to an

Indemnitee of its election to assume the defense of a Third Party Claim, such Indemnifying Party shall not be liable to such Indemnitee pursuant to this
Article V for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof. If an Indemnifying Party elects not to defend against a Third Party Claim, or fails to notify an Indemnitee of its election as provided in this Section 5.2 within the period of 15 (or 5, if applicable) Business Days described above, such Indemnitee may defend, compromise and settle such Third Party Claim; provided, however, that no such Indemnitee may compromise or settle any such Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

     (c) Notwithstanding the foregoing, the Indemnifying Party shall not, without the prior written consent of the Indemnitee, settle or compromise any Third Party Claim or consent to the entry of any judgment which does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnitee of a written release from all Liability in respect of such Third Party Claim.

     (d) If an Indemnifying Party chooses to defend or to seek to compromise any Third Party Claim, the related Indemnitee shall make available to such Indemnifying Party any personnel or any books, records or other documents within its control or which it otherwise has the ability to make available that are necessary or appropriate for such defense.

     (e) Any claim on account of an Indemnifiable Loss arising out of or due to the failure to pay, perform or discharge in due course its respective Liabilities by any party who has an obligation with respect thereto but which does not result from a Third Party Claim shall be asserted by written notice given by the Indemnitee to the Indemnifying Party. Such Indemnifying Party shall have a period of 30 days after the receipt of such notice within which to respond thereto. If such Indemnifying Party does not respond within such 30-day period, such Indemnifying Party shall be deemed to have refused to accept responsibility to make payment. If such Indemnifying Party does not respond within such 30-day period or rejects such claim in whole or in part, such Indemnitee shall be free to pursue such remedies as may be available to such party.

     (f) If the amount of any Indemnifiable Loss shall, at any time subsequent to the payment required by this Agreement, be reduced by recovery, settlement or otherwise, the amount of such reduction, less any expenses incurred in connection therewith, shall promptly be repaid by the Indemnitee to the Indemnifying Party.

     (g) In the event of payment by an Indemnifying Party to any Indemnitee in connection with any Third Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right or claim relating to such Third Party Claim against any claimant or plaintiff asserting such Third Party Claim. Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right or claim, including without limitation, permitting the Indemnifying Party to bring suit against such Third Party in the name of the Indemnitee.

                                   ARTICLE VI

                               FURTHER ASSURANCES

In addition to the actions specifically provided for elsewhere in this Agreement and unless otherwise expressly provided in this Agreement, each of the parties hereto shall use its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws, regulations and agreements to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, each party hereto shall cooperate with the other party, and execute and deliver, or use its reasonable efforts to cause to be executed and delivered, all instruments, including instruments of conveyance, assignment and transfer, and to make all filings with, and to obtain all consents, approvals or authorizations of, any governmental or regulatory authority or any other Person under any permit, license, agreement, indenture or other instrument, and take all such other actions as such party may reasonably be requested to take by any other party hereto from time to time, consistent with the terms of this Agreement, in order to effectuate the provisions and purposes of this Agreement and the transactions contemplated hereby. Without limiting the generality of the foregoing, the Parent, as a stockholder of Subsidiary prior to the Distribution, shall ratify any actions which are reasonably necessary or desirable to be taken by the Subsidiary to effectuate the transactions contemplated by this Agreement in a manner consistent with the terms of this Agreement.

                                   ARTICLE VII

                              ACCESS TO INFORMATION

7.1  Access  to  Information.  From and  after  the  Distribution  Date and upon
- -----------------------------
reasonable notice, the Parent and the Subsidiary shall afford to the other and to the other's Representatives at the expense of the other party, reasonable access and duplicating rights during normal business hours to all Information developed or obtained prior to the Distribution Date within such party's possession relating to the other party or its business, insofar as such access is reasonably requested by such other party, but subject to the applicable confidentiality provisions and restricted use provisions, if any, specified in this Agreement and any confidentiality restrictions imposed by law. In addition, without limiting the foregoing, Information may be requested pursuant to this
Section 7.1 for audit, accounting, claims, intellectual property protection, litigation and tax purposes, as well as for purposes of fulfilling disclosure and reporting obligations. In each case, the requesting party agrees to cooperate with the other party to minimize the risk of unreasonable interference with the other party's business. In the event access to any Information otherwise required to be granted herein is restricted by law or otherwise, the parties agree to take such actions as are reasonably necessary, proper or advisable to have such restrictions removed or to seek an exemption therefrom or to otherwise provide the requesting party with the benefit of the Information to the same extent such actions would have been taken on behalf of the requesting party had such a restriction existed and the Distribution not occurred.

7.2  Confidentiality.  From and after the Distribution  Date, each of Parent and
- ---------------------
the Subsidiary shall hold, and shall use its reasonable best efforts to cause its employees, Affiliates and Representatives to hold, in strict confidence all Information concerning or belonging to other party obtained by it prior to the

Distribution Date or furnished to it by such other party pursuant to this Agreement and shall not release or disclose such Information to any other Person, except its Representatives, who shall be obligated by the provisions of this Section 6.06; provided, however, that Parent and Subsidiary and their respective employees, Affiliates and Representatives may disclose such
Information to the extent that (a) disclosure is compelled by judicial or administrative process or, in the opinion of such party's counsel, by other requirements of law, or (b) such party can prove that such Information was (1) available to such party after the Distribution Date from Third Party sources other than employees or former employees of either party, their Affiliates, former Affiliates, Representatives or former Representatives, on a nonconfidential basis prior to its disclosure to such party after the Distribution Date by the other party, (2) in the public domain through no fault of such party, (3) lawfully acquired by such party from Third Party sources other than employees or former employees of either party, their Affiliates, former Affiliates, Representatives or former Representatives, after the time that it was furnished to such party pursuant to this Agreement or the Other Agreements or (4) is independently discovered or developed after the Distribution Date by employees of such party. Notwithstanding the foregoing, each of the Parent and the Subsidiary and their respective Representatives and Affiliates shall be deemed to have satisfied its obligations pursuant to this
Section 7.2 with respect to any Information if it exercises the same care with regard to such Information as it takes to preserve confidentiality for its own similar Information.

                                  ARTICLE VIII

                            CONDITIONS TO OBLIGATIONS

The obligations of the parties hereto to consummate the Distribution are subject to the satisfaction, as determined by each party, in its sole discretion, of each of the following conditions:

8.1  Obligations of the Parent.
- -------------------------------

     (1) The Distribution shall have been approved by Board of Directors of the Parent;

     (2) The Registration Statement shall have been filed with the SEC and shall have become effective, and no stop order with respect thereto shall be in effect;

     (3) All material authorizations, consents, approvals and clearances of federal, state, local and foreign governmental agencies required to permit the valid consummation by the parties hereto of the transactions contemplated by this Agreement shall have been obtained; and all statutory requirements for such valid consummation shall have been fulfilled.

     (4) No preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a government, regulatory or administrative agency or commission, and no statute, rule, regulation or executive order promulgated or enacted by any governmental authority, shall be in effect preventing the consummation of the Distribution;

     (5) The foregoing conditions are for the sole benefit of the Parent and shall not give rise to any duty on the part of the Parent or its Board of

Directors to waive or not waive any such condition. Any determination made by the Board of Directors of the Parent in good faith on or prior to the Distribution Date concerning the satisfaction or waiver of any or all of the conditions set forth in this Agreement shall be conclusive.

8.2  Obligations of the Subsidiary.
- -----------------------------------

     (1) The Distribution shall have been approved by Board of Directors of the Subsidiary;

     (2) The Registration Statement shall have been filed with the SEC and shall have become effective, and no stop order with respect thereto shall be in effect;

     (3) All material authorizations, consents, approvals and clearances of federal, state, local and foreign governmental agencies required to permit the valid consummation by the parties hereto of the transactions contemplated by this Agreement shall have been obtained; and all statutory requirements for such valid consummation shall have been fulfilled.

     (4) No preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a government, regulatory or administrative agency or commission, and no statute, rule, regulation or executive order promulgated or enacted by any governmental authority, shall be in effect preventing the consummation of the Distribution;

     (5) The foregoing conditions are for the sole benefit of the Subsidiary and shall not give rise to any duty on the part of the Subsidiary or its Board of Directors to waive or not waive any such condition. Any determination made by the Board of Directors of the Subsidiary in good faith on or prior to the Distribution Date concerning the satisfaction or waiver of any or all of the conditions set forth in this Agreement shall be conclusive.


                                   ARTICLE IX

                               GENERAL PROVISIONS

9.1 Notices.  Any notice,  direction or instruction  required or permitted to be
- ------------
given pursuant to this Agreement shall be given in writing by (a) telegram, facsimile transmission or similar method, if confirmed by mail as provided in this Agreement, (b) by mail, if mailed postage prepaid, by certified mail, return receipt requested; or (iii) hand delivery to any party to this Agreement at the address of such party specified below. If given by telegram or facsimile transmission or similar method or by hand delivery, such notice, direction or instruction shall be deemed to have been given or made on the day on which such notice, direction or instruction was delivered, and if mailed, such notice, direction or instruction shall be deemed to have been given or made on the second (2nd) business day following the day after which such notice, direction or instruction was mailed. Any party to this Agreement may, from time to time by similar notice, give notice of any change of address and, in such event, the address of such party shall be deemed to be changed accordingly. The address, telephone number and facsimile transmission number for the notice of each party are:

If to the Parent:          PUROIL TECHNOLOGY INC.
                           Suite 1250, 520-5th. Ave. SW
                           Calgary, Alberta T2P 3R7
                           Canada

If to the Subsidiary:      EMISSION CONTROL INC.
                           Suite 1250, 520-5th. Ave. SW
                           Calgary, Alberta T2P 3R7
                           Canada

9.2  Recovery of  Enforcement  Costs.  In the event any party to this  Agreement
- -------------------------------------
shall institute any action or proceeding to enforce any provision of this Agreement, to seek relief from any violation of this Agreement, or to otherwise obtain any judgment or order relating to or arising from the subject matter of this Agreement, each prevailing party in such action or proceeding shall be entitled to receive from each losing party such prevailing party's actual attorneys' fees and costs incurred to prosecute or defend such action or proceeding.

9.3  Assignment.  No party to this Agreement  shall have the right,  without the
- ----------------
consent of the other parties to this Agreement, to assign, transfer, sell, pledge, hypothecate, delegate, or otherwise transfer, whether voluntarily, involuntarily or by operation of law, any of such party's rights or obligations created by the provisions of this Agreement, nor shall the parties' rights created by the provisions of the Agreement be subject to encumbrance or the claim of creditors. Any such purported assignment, transfer, or delegation shall be null and void.

9.4 Captions and Interpretations.  Captions of the articles and sections of this
- ---------------------------------
Agreement are for convenience and reference only, and the words specified therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction, or meaning of the provisions of this Agreement. The language in all parts to this Agreement, in all events, shall be construed in accordance with the fair meaning of that language, as if prepared by all parties to this Agreement and not strictly for or against any party to this Agreement. Each party to this Agreement has reviewed and read this Agreement carefully. The rule of construction, which requires a court to resolve any ambiguities against the drafting party, shall not apply in interpreting the provisions of this Agreement.

9.5 Entire  Agreement.  This  Agreement is the final written  expression and the
- ----------------------
complete and exclusive statement of all the agreements, conditions, promises, representations, warranties and covenants between the parties to this Agreement with respect to the subject matter of this Agreement, and this Agreement supersedes all prior or contemporaneous agreements, negotiations, representations, warranties, covenants, understandings and discussions by and between and among those parties, their respective representatives, and any other person, with respect to the subject matter specified in this Agreement.

9.6 Waiver and  Modification.  No modification,  supplement or amendment of this
- -----------------------------
Agreement or of any covenant, representation, warranty, condition, or limitation specified in this Agreement shall be valid unless the same is made in writing and duly executed by all parties to this Agreement. No waiver of any covenant, representation, warranty, condition, or limitation specified in this Agreement shall be valid, unless the same is made in writing and duly executed by the party making the waiver. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision of this Agreement, whether or not similar, nor shall any waiver of any provision of this Agreement constitute a continuing waiver of that provision.

9.7 Further  Assurances.  The parties to this Agreement  shall from time to time
- ------------------------
sign and deliver any further instruments and take any further actions as may be necessary to effectuate the intent and purposes of this Agreement.

9.8 Number and Gender.  Whenever the singular  number is used in this  Agreement
- ----------------------
and, when required by the context, the same shall include the plural, and vice versa; the masculine gender shall include the feminine and the neuter genders, and vice versa.

9.9  Successors and Assigns.  This  Agreement and each of its  provisions  shall
- ----------------------------
obligate the heirs, executors, administrators, successors, and assigns of each of the parties to this Agreement. Nothing specified in this section, however, shall be a consent to the assignment or delegation by any party of such party's respective rights and obligations created by the provisions of this Agreement.

9.10 Third Party Beneficiaries.  Except as expressly specified by the provisions
- -------------------------------
of this Agreement, this Agreement shall not be construed to confer upon or give to any person, other than the parties to this Agreement, any right, remedy or claim pursuant to, or by reason of, this Agreement or of any term or condition of this Agreement.

9.11 Severability.  In the event any part of this Agreement,  for any reason, is
- ------------------
determined by a court of competent jurisdiction to be invalid, such determination shall not affect the validity of any remaining portion of this Agreement, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated. It is hereby declared the intention of the parties to this Agreement that those parties would have executed the remaining portion of this Agreement without including any such part, parts, or portion which, for any reason, may be hereafter determined to be invalid.

9.12  Governmental  Rules and Regulations.  The Distribution is and shall remain
- ------------------------------------------
subject to any and all present and future orders, rules and regulations of any duly constituted authority having jurisdiction of the Distribution.

9.13  Execution  in  Counterparts.  This  Agreement  may be prepared in multiple
- ----------------------------------
copies and forwarded to each of the parties for execution. All of the signatures of the parties to this Agreement may be affixed to one copy or to separate copies of this Agreement and when all such copies are received and signed by all of those parties, those copies shall constitute one agreement, which is not otherwise separable or divisible. Counsel for the Subsidiary shall keep all of such signed copies and shall conform one copy to show all of those signature and the dates thereof and shall mail a copy of such conformed copy to each of those parties within thirty (30) days after the receipt by such counsel of the last signed copy, and such counsel shall cause one such conformed copy to be filed in the principal office of such counsel.

9.14  Reservation  of Rights.  The failure of any party to this Agreement at any
- -----------------------------
time or times to require strict performance by any other party to this Agreement of any of the warranties, representations, covenants, terms, conditions and provisions specified in this Agreement shall not waive, affect or diminish any right of such party failing to require strict performance to demand strict compliance and performance therewith and with any other provisions, warranties, terms, and conditions specified in this Agreement.

9.15 Survival of  Covenants,  Representations  and  Warranties.  All  covenants,
- ---------------------------------------------------------------
representations, and warranties made by each party to this Agreement shall be deemed made for the purpose of inducing the other parties to this Agreement to enter into and execute this Agreement. The representations, warranties, and covenants specified in this Agreement shall survive the Distribution Date and shall survive any investigation by any such party, whether before or after the execution of this Agreement. The covenants, representations, and warranties of the Company, on the one hand, the Subsidiary, on the other hand, are made only to and for the benefit of each other and shall not create or vest rights in other persons.

9.16  Concurrent  Remedies.  No  right or  remedy  specified  in this  Agreement
- ---------------------------
conferred on or reserved to the parties to this Agreement is exclusive of any other right or remedy specified in this Agreement or by law or equity provided or permitted; but each such right and remedy shall be cumulative of, and in addition to, every other right and remedy specified in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time. The termination of this Agreement for any reason whatsoever shall not prejudice any right or remedy which any party may have, either at law, in equity, or pursuant to the provisions of this Agreement.

9.17 Governing Law. This Agreement  shall be deemed to have been entered into in
- -------------------
the State of Nevada, and all questions concerning the validity, interpretation, or performance of any of the terms, conditions and provisions of this Agreement or of any of the rights or obligations of the parties shall be governed by, and resolved in accordance with, the laws of the State of Nevada, without regard to conflicts of law principles. Any and all actions or proceedings, at law or in equity, to enforce or interpret the provisions of this Agreement shall be litigated in courts having sites within the State of Nevada. No claim, demand, action, proceeding, litigation, hearing, motion or lawsuit resulting from or with respect to this Agreement shall be commenced or prosecuted in any juris-diction other than the State of Nevada, and any judgment, determination, finding or conclusion reached or rendered in any other jurisdiction shall be null and void. Each party to this Agreement hereby consents expressly to the jurisdiction of any local, state or federal court located within the State of Nevada and consents that any service of process in such action or proceeding may be made by personal service upon such party wherever such party may be then located, or by certified or registered mail directed to such party at such party's last known address.

9.18  Force  Majeure.  If any  party  to  this  Agreement  is  rendered  unable,
- ---------------------
completely or partially,  by the  occurrence of an event of "force  majeur as
that term is defined later in this section) to perform such party's obligations created by the provisions of this Agreement, such party shall give to each other party to this Agreement prompt written notice of the event of "force majeure" with reasonably complete particulars concerning such event; thereupon, the obligations of the party giving such notice, so far as those obligations are affected by the event of "force majeure," shall be suspended during, but no longer than, the continuance of the event of "force majeure." The party to this Agreement affected by such event of "force majeure" shall use all reasonable diligence to resolve, eliminate and terminate the event of "force majeure" as quickly as practicable. The requirement that an event of "force majeure" shall be remedied with all reasonable dispatch as specified in this section, shall not require the settlement of strikes, lockouts or other labor difficulties by the party involved, contrary to such party's wishes, and the resolution of any and all such difficulties shall be handled entirely within the discretion of the party concerned. The term "force majeure" as used in this section shall be defined as and mean any act of God, strike, civil disturbance, terrorism, lockout or other industrial disturbance, act of the public enemy, war, blockade, public riot, earthquake, tornado, hurricane, lightning, fire, public demonstration, storm, catastrophe, flood, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause or event, whether of the type enumerated specifically in this section or otherwise, which is not reasonably within the control of the party to this Agreement claiming such suspension.

9.19 Consent to  Agreement.  By  executing  this  Agreement,  each party to this
- ---------------------------
Agreement, for himself, herself, or itself, represents such party has read or caused to be read this Agreement in all particulars, and consents to the rights, conditions, duties and responsibilities imposed upon such party as specified in this Agreement. Each party to this Agreement represents, warrants and covenants that such party executes and delivers this Agreement of such party's own free will and with no threat, undue influence, menace, coercion or duress, whether economic or physical. Moreover, each party to this Agreement represents, warrants, and covenants that such party executes this Agreement acting on such party's own independent judgment.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PARENT:                                   SUBSIDIARY:

PUROIL TECHNOLOGY INC.,                   EMISSION CONTROL INC.,
an Oregon corporation                     a Nevada corporation

By:   /s/ James Durward                   By:   /s/ James Durward
      ------------------------------      --------------------------------
Its:  Authorized Representative           Its:  President


                                          By:   /s/ Ryan Sayers
                                          --------------------------------
                                          Its:  Secretary